UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020
___________________

HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

DE	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood St., Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.    Regulation FD Disclosure.

Capital Expenditure Guidance

For fiscal year 2021, HollyFrontier Corporation (“HollyFrontier”) expects consolidated capital and turnaround cash spending guidance, inclusive of Holly Energy Partners, L.P. (“HEP”) and its subsidiaries as consolidated subsidiaries of HollyFrontier, as set forth in the table below:

Corporate Segment Guidance

Beginning in the fourth quarter of 2020, activities associated with the conversion of HollyFrontier’s Cheyenne, Wyoming refinery (the “Cheyenne Refinery”) to renewable diesel production, along with the construction of renewable diesel and pre-treatment units in Artesia, New Mexico, will be reported in HollyFrontier’s Corporate and Other segment. For the fourth quarter of 2020, HollyFrontier expects Corporate segment operating expenses to be in the range of $30 million to $35 million, which includes decommissioning and severance costs related to the Cheyenne Refinery conversion in the range of $10 million to $15 million. For fiscal year 2021, HollyFrontier expects Corporate segment operating expenses to be in the range of $100 million to $120 million, which includes decommissioning and severance costs related to the Cheyenne Refinery conversion in the range of $20 million to $30 million.

Refining Geographic Operating Data

As previously disclosed, HollyFrontier ceased petroleum refining operations at the Cheyenne Refinery in the third quarter of 2020 and subsequently began converting certain assets at the Cheyenne Refinery to renewable diesel production. As discussed above, beginning in the fourth quarter of 2020, activities associated with the conversion of the Cheyenne Refinery to renewable diesel production will be reported in HollyFrontier’s Corporate and Other segment, and the disaggregation of HollyFrontier’s refining geographic operating data will be presented in two regions, Mid-Continent and West, to best reflect the economic drivers of HollyFrontier’s refining operations. The Mid-Continent region will continue to be comprised of HollyFrontier’s El Dorado and Tulsa refineries, and the new West region will be comprised of HollyFrontier’s Navajo and Woods Cross refineries.

In order to provide historical refining geographic operating data on a basis consistent with the revised regional groupings, furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01 in its entirety is a supplemental schedule containing HollyFrontier’s revised unaudited refining geographic operating data for the fiscal years ended December 31, 2019 and 2018, the nine months ended September 30, 2020, and each of the three months ended March 31, 2020, 2019 and 2018, June 30, 2020, 2019 and 2018, September 30, 2020, 2019 and 2018, and December 31, 2019 and 2018, to conform to the revised regional groupings.

The refining geographic operating data contained in Exhibit 99.1 has no impact on HollyFrontier’s earnings or earnings per share in any period and does not represent a restatement or reissuance of previously issued financial statements.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K report contains certain “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of historical fact included in this Form 8-K, including those under “Corporate Expenditure Guidance” and “Corporate Segment Guidance”, are forward-looking statements. Forward-looking statements use words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations. Examples of forward-looking statements include, among others, the statements we make regarding future capital expenditures, future Corporate segment operating expenses, and future decommissioning and severance costs related to the conversion of the Cheyenne Refinery to renewable diesel production.

These statements are based on our beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Although we believe that such expectations reflected in such forward-looking statements are reasonable, we cannot give assurance that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to, the following: (i) the extraordinary market environment and effects of the COVID-19 pandemic, including the continuation of a material decline in demand for refined petroleum products in markets HollyFrontier serves; (ii) risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HollyFrontier’s markets; (iii) the spread between market prices for refined products and market prices for crude oil; (iv) the possibility of constraints on the transportation of refined products or lubricant and specialty products; (v) the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the workforce or in response to reductions in demand; (vi) effects of governmental and environmental regulations and policies, including the effects of current restrictions on various commercial and economic activities in response to the COVID-19 pandemic; (vii) the availability and cost of financing to HollyFrontier; (viii) the effectiveness of HollyFrontier’s capital investments and marketing strategies; (ix) HollyFrontier’s efficiency in carrying out and consummating construction projects, including the ability to complete announced capital projects, such as the conversion of the Cheyenne refinery to a renewable diesel facility and the construction of the Artesia renewable diesel unit and pretreatment unit, on time and within budget; (x) the ability to timely obtain or maintain permits, including those necessary for operations or capital projects; (xi) the ability of HollyFrontier to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; (xii) the possibility of terrorist or cyber-attacks and the consequences of any such attacks; (xiii) general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States; (xiv) prolonged decline in our financial condition, restrictions in our debt agreements or certain legal requirements, which could result in our inability to declare future dividends; (xv) further deterioration in gross margins or a prolonged economic slowdown due to COVID-19 could result in an impairment of goodwill and / or additional long-lived asset impairments; and (xvi) other financial, operational and legal risks and uncertainties detailed from time to time in HollyFrontier’s Securities and Exchange Commission filings, including the detailed risk factors and other cautionary statements set forth under the heading “Risk Factors” included in Item 1A in the HollyFrontier Annual Report on Form 10-K for the year ended December 31, 2019 and the HollyFrontier Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. All forward-looking statements included in this Form 8-K and all subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1          Supplemental schedule containing certain historical unaudited refining geographic operating data.*

104          Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Furnished herewith.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:    /s/ Richard L. Voliva III
Richard L. Voliva III
Executive Vice President and Chief Financial Officer

Date: November 30, 2020